Brinson
Tactical Allocation Fund







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                                   PROSPECTUS
                                NOVEMBER 5, 2001
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This prospectus offers Class A, Class B, Class C and Class Y shares of Brinson
Tactical Allocation Fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.






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              Not FDIC insured. May lose value. No bank guarantee.
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                        Brinson Tactical Allocation Fund

                                    Contents

                                    THE FUND

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What every investor         3         Investment Objective, Strategies and Risks
should know about
the fund                    4         Performance

                            5         Expenses and Fee Tables

                            6         More About Risks and Investment Strategies


                                 YOUR INVESTMENT
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Information for            7          Managing Your Fund Account
managing your fund                    -- Flexible Pricing
account                               -- Buying Shares
                                      -- Selling Shares
                                      -- Exchanging Shares
                                      -- Transfer Agent
                                      -- Pricing and Valuation


                             ADDITIONAL INFORMATION
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Additional important        13        Management
information about
the fund                    13        Dividends and Taxes

                            14        Financial Highlights

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Where to learn more                   Back cover
about Brinson
mutual funds


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                          The fund is not a complete or
                          balanced investment program.
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                        Brinson Tactical Allocation Fund


                        Brinson Tactical Allocation Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

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FUND OBJECTIVE

Total return, consisting of long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The fund allocates its assets between

o a stock portion that is designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and

o a fixed income portion that consists of either five-year U.S. Treasury notes or U.S. Treasury bills with remaining maturities of 30 days.

Brinson Advisors, Inc. ("Brinson Advisors"), the fund's investment advisor, reallocates the fund's assets in accordance with the recommendations of its own Tactical Allocation Model on the first business day of each month.

The Tactical Allocation Model attempts to track the performance of the S&P 500 Index in periods of strong market performance. The Model attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the fund's assets. The Model uses a bond risk premium determination to decide whether to recommend five-year U.S. Treasury notes or 30-day U.S. Treasury bills.

Brinson Advisors may (but is not required to) use options and futures and other derivatives to adjust its exposure to different asset classes or to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes. Brinson Advisors also may use these instruments to reduce the risk of adverse price movements while investing in cash received when investors buy fund shares, to facilitate trading and to reduce transaction costs.

PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the fund. The principal risks presented by an investment in the fund are:

o ASSET ALLOCATION RISK -- The Tactical Allocation Model may not correctly predict the times to shift the fund's assets from one type of investment to another.

o EQUITY RISK -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

o INTEREST RATE RISK -- The value of the fund's bond investments generally will fall when interest rates rise.

o INDEX TRACKING RISK -- The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P500 Index in both rising and falling markets. The performance of the fund's stock investments, however, generally will not be identical to that of the Index because of the fees and expenses borne by the fund and investor purchases and sales of fund shares, which can occur daily.

o FOREIGN INVESTING RISK -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. Also, the fund is subject to the risk of changes in currency valuations.

o DERIVATIVES RISK -- The fund's investments in derivatives may rise or fall more rapidly than other investments.

More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

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                        Brinson Tactical Allocation Fund


                                   PERFORMANCE
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RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class C shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. The table does reflect fund sales charges. The table compares fund returns to returns on the S&P 500 Index, a broad-based market index, that is unmanaged and that does not reflect any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN ON CLASS C SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

         [The table below represents a bar chart in the printed piece.]

  --     --     7.64%  -1.28%   34.09%  20.66%  31.01%  26.78%  17.62%   -2.94%
--------------------------------------------------------------------------------
  1991   1992   1993     1994    1995    1996    1997    1998    1999     2000


                                 CALENDAR YEAR

      Total return January 1 to September 30, 2001-- (21.29)%

      Best quarter during years shown: 4th quarter, 1998 -- 20.82% Worst quarter during years shown: 3rd quarter, 1998 -- (10.33)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000

CLASS                        CLASS A    CLASS B    CLASS C    CLASS Y   S&P 500
(INCEPTION DATE)            (5/10/93)  (1/30/96)  (7/22/92)  (5/10/93)   INDEX
----------------            ---------  ---------  ---------  ---------  -------
One Year ................    (7.58)%    (7.32)%    (4.76)%    (1.89)%    (9.10)%
Five Years ..............    17.55%       N/A      17.77%     19.22%     18.33%
Life of Class ...........    16.47%     17.55%     15.75%     17.66%         *

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*  Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class A -- 17.73%; Class B -- 17.86%; Class C -- 16.84%; Class Y -- 17.73%.


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                        Brinson Tactical Allocation Fund



                             EXPENSES AND FEE TABLES
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FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment when you buy or sell fund shares)

                                            CLASS A   CLASS B   CLASS C  CLASS Y
                                            -------   -------   -------  -------
Maximum Sales Charge (Load)
  (as a % of offering price) ...............  5.50%     5%       2%       None
  Maximum Front-End Sales Charge (Load)
   Imposed on Purchases
   (as a % of offering price) ..............  5.50%     None     1%       None
  Maximum Deferred Sales Charge (Load)
   (as a % of offering price) ..............  None      5%       1%       None
Exchange Fee ...............................  None      None     None     None

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

                                            CLASS A   CLASS B   CLASS C  CLASS Y
                                            -------   -------   -------  -------
Management Fees ............................  0.45%     0.45%    0.45%    0.45%
Distribution and/or Service (12b-1) Fees ...  0.25      1.00     1.00     None
Other Expenses .............................  0.15      0.16     0.16     0.12
                                              ----      ----     ----     ----
Total Annual Fund Operating Expenses .......  0.85%     1.61%    1.61%    0.57%
                                              ====      ====     ====     ====

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR   3 YEAR   5 YEARS  10 YEARS
                                             ------   ------   -------  --------
Class A ....................................  $632      $806   $  995   $1,541
Class B (assuming sale of all shares
  at end of period) ........................   664       808    1,076    1,521
Class B (assuming no sale of shares) .......   164       508      876    1,521
Class C (assuming sale of all shares
  at end of period) ........................   362       603      967    1,992
Class C (assuming no sale of shares) .......   262       603      967    1,992
Class Y ....................................    58       183      318      714


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                        Brinson Tactical Allocation Fund


                         MORE ABOUT RISKS AND INVESTMENT
                                   STRATEGIES
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PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

ASSET ALLOCATION RISK. The Brinson Tactical Allocation Model may not correctly predict the times to shift the fund's assets from one type of investment to another.

EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The fund may lose a substantial part, or even all, of its investment in a company's stock.

INTEREST RATE RISK. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

INDEX TRACKING RISK. The fund expects a close correlation between the performance of the portion of its assets allocated to stocks and that of the S&P 500 Index in both rising and falling markets. While the fund attempts to replicate, before deduction of fees and operating expenses, the investment results of the Index, the fund's investment results generally will not be identical to those of the Index. Deviations from the performance of the Index may result from shareholder purchases and sales of shares that can occur daily. In addition, the fund must pay fees and expenses that are not borne by the Index.

FOREIGN INVESTING RISK. The S&P500 Index includes some U.S. dollar denominated securities of foreign issuers. Foreign investing may involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than the value of other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the value of the derivatives are not matched by opposite changes in the value of the assets being hedged.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the fund's investment objective. The fund may invest all or any portion of its total assets in U.S. Treasury bills when recommended by the Brinson Advisors Tactical Allocation Model. The fund normally maintains a limited amount of cash for liquidity purposes.

PORTFOLIO TURNOVER. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover in excess of 100% or more (high portfolio turnover).

Frequent trading may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term capital gains


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                                Prospectus Page 6
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                        Brinson Tactical Allocation Fund


than they would pay on distributions that represent long-term capital gains. Frequent trading also may result in higher fund expenses due to transaction costs and may negatively impact fund performance.

The fund does not restrict the frequency of trading to limit expenses or the tax effect that the fund's distributions may have on shareholders.


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                           MANAGING YOUR FUND ACCOUNT

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FLEXIBLE PRICING

The fund offers four classes of shares - Class A, Class B, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund investment. Class Y shares are only available to certain types of investors.

The fund has adopted a plan under rule 12b-1 plan for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

You may qualify for a waiver of certain sales charges on Class A, Class B and Class C shares. See "Sales Charge Waivers for Class A, Class B and Class C shares" below. You may also qualify for a reduced sales charge on Class A shares. See "Sales Charge Reductions for Class A Shares" below.

CLASS A SHARES

Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is paid at the time of the purchase and is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES

                                                                 REALLOWANCE TO
                              SALES CHARGE AS A PERCENTAGE OF:  SELECTED DEALERS
                                OFFERING         NET AMOUNT     AS PERCENTAGE OF
AMOUNT OF INVESTMENT             PRICE            INVESTED       OFFERING PRICE
--------------------          -------------------------------   ----------------
Less than $50,000 .........      5.50%              5.82%                5.00%
$50,000 to $99,999 ........      4.50               4.71                 4.00
$100,000 to $249,999 ......      3.50               3.63                 3.00
$250,000 to $499,999 ......      2.50               2.56                 2.00
$500,000 to $999,999 ......      2.00               2.04                 1.75
$1,000,000 and over (1) ...      None               None           up to 1.00(2)

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(1)  A deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Automatic Cash Withdrawal Plan are not subject to this charge.

(2) Brinson Advisors pays 1% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million and 0.25% for sales of $50 million or more.


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                        Brinson Tactical Allocation Fund


CLASS B SHARES

Class B shares have a deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.

Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the period specified, they will automatically convert to Class A shares, which have lower ongoing expenses.

If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                            PERCENTAGE (BASED ON AMOUNT
IF YOU SELL                             OF INVESTMENT) BY WHICH THE SHARES'
SHARES WITHIN:                             NET ASSET VALUE IS MULTIPLIED:
                                  ---------------------------------------------
                                     LESS      $100,000    $250,000    $500,000
                                     THAN         TO          TO          TO
                                  $100,000+    $249,999    $499,999    $999,999
                                  ---------    --------    --------    --------
1st year since purchase               5%          3%          3%         2%
2nd year since purchase               4           2           2          1
3rd year since purchase               3           2           1         None
4th year since purchase               2           1          None       None
5th year since purchase               2          None        None       None
6th year since purchase               1          None        None       None
7th year since purchase              None        None        None       None

----------

+ These percentages also apply to purchases made prior to November 5, 2001, regardless of the amount of Class B shares purchased.

IF YOU ARE ELIGIBLE FOR A COMPLETE WAIVER OF THE SALES CHARGE ON CLASS A SHARES BECAUSE YOU ARE INVESTING $1 MILLION OR MORE, YOU SHOULD PURCHASE CLASS A SHARES, WHICH HAVE LOWER ONGOING EXPENSES.

Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $100,000, after the end of the fourth year if you purchase at least $100,000 but less than $249,999, after the end of the third year if you purchase at least $250,000 but less than $500,000, and after the end of the second year, if you purchase $500,000 or more but less than $1 million, after the end of the second year. TO QUALIFY FOR THE LOWER DEFERRED SALES CHARGE AND SHORTER CONVERSION SCHEDULE, YOU MUST MAKE THE INDICATED INVESTMENT AS A SINGLE PURCHASE.

We will not impose the deferred sales charge on Class B shares purchased by reinvesting of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Automatic Cash Withdrawal Plan.

To minimize your deferred sales charge, we will assume that you are selling:

o  First, Class B shares representing reinvested dividends, and

o  Second, Class B shares that you have owned the longest.

CLASS C SHARES

Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is paid at the time of the purchase and is not invested in the fund.


    SALES CHARGE AS A PERCENTAGE OF     REALLOWANCE TO
    -------------------------------    SELECTED DEALERS
                         NET AMOUNT    AS PERCENTAGE OF
    OFFERING PRICE        INVESTED      OFFERING PRICE
    --------------       ----------    ----------------
         1.00%              1.01%            1.00%

Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a deferred sales charge applicable if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale.

SALES CHARGE WAIVERS FOR CLASS A,
CLASS B AND CLASS C SHARES
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CLASS A FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1. Redemptions from any registered mutual fund for which Brinson Advisors or any of its affiliates serve as principal underwriter if you:

     o  Originally paid a front-end sales charge on the shares; and

     o  Reinvest the money within 60 days of the redemption date.

The fund's front-end sales charges will also not apply to Class A purchases by or through:

2. Employees of UBS AG and its subsidiaries and members of the employees' immediate families; and members of the Board of Directors/Trustees of any Family Fund.

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                        Brinson Tactical Allocation Fund


3. Trust companies and bank trust departments investing on behalf of their clients if clients pay the bank or trust company an asset-based fee for trust or asset management services.

4. Retirement plans and deferred compensation plans that have assets of at least $1 million or at least 25 eligible employees.

5. Broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with Brinson Advisors (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), on behalf of clients participating in a fund supermarket, wrap program, or other program in which clients pay a fee for advisory services, executing transactions in fund's shares, or for otherwise participating in the program.

6. Employees of broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into a selling agreement with Brinson Advisors (or otherwise having an arrangement with a broker-dealer or other financial institution with respect to sales of fund shares), and their immediate family members, as allowed by the internal policies of their employer.

7.   Insurance company separate accounts.

8. Shareholders of the Class N shares of any Brinson fund who held such shares at the time they were redesignated as Class A shares.

9.   Reinvestment of capital gains distributions and dividends.

10. College savings plans qualified under Section 529 of the Internal Revenue Code whose sponsors or administrators have entered into an agreement with Brinson Advisors or any of its affiliates to perform advisory or administrative services.

11. A UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

     o  you were the Financial Advisor's client at the competing brokerage firm;

     o within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

     o you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS C FRONT-END SALES CHARGE WAIVERS. Front-end sales charges will be waived if you buy Class C shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm, and

o  you were the Financial Advisor's client at the competing brokerage firm;

o within 90 days of buying shares in the fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the deferred sales charge was waived; and

o you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

CLASS A, CLASS B AND CLASS C SHARES DEFERRED SALES CHARGE WAIVERS. The deferred sales charge will be waived for:

o  Redemptions of Class A shares by former holders of Class N shares;

o  Exchanges between Family Funds if purchasing the same class of shares;

o Redemptions following the death or disability of the shareholder or beneficial owner;

o  Tax-free returns of excess contributions from employee benefit plans;

o Distributions from employee benefit plans, including those due to plan termination or plan transfer;

o Redemptions made in connection with the Automatic Cash Withdrawal Plan, provided that such redemptions:


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                                Prospectus Page 9
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                        Brinson Tactical Allocation Fund

     o  are limited annually to no more than 12% of the original account value;

     o  are made in equal monthly amounts, not to exceed 1% per month;

     o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $5,000; and

     o  Redemptions of shares purchased through retirement plans.

SALES CHARGE REDUCTIONS FOR CLASS A SHARES (RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNT)

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares of Family Funds already owned ("Family Funds" include other Brinson funds, PACESM Select funds and other funds for which Brinson Advisors or any of its affiliates serve as principal underwriter). To determine if you qualify for a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares as well as those Class A shares of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares of the Family Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares of the Family Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through a financial institution, when each purchase is made the investor or institution must provide Brinson Advisors with sufficient information to verify that the purchase qualifies for the privilege or discount.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES

If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to Brinson Advisors or the fund. For more information, you should contact your investment professional or correspondent firm or call 1-800-647-1568. If you want information on the fund's Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional.

CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. The following investors are eligible to purchase Class Y shares:

o Shareholders of the Class I shares of any Brinson fund who held such shares as of the date the shares were redesignated Class Y shares;

o Retirement plans with 5,000 or more eligible employees or $100 million or more in plan assets;

o Retirement plan platforms/programs that include the funds' shares if the platform/program covers plan assets of at least $100 million;

o Trust companies and bank trust departments purchasing shares on behalf of their clients in a fiduciary capacity;

o  Other investors as approved by the fund's Board;

o Banks, registered investment advisors and other financial institutions purchasing fund shares for their clients as part of a discretionary asset allocation model portfolio; and

o Shareholders who owned Class Y shares of the fund through the PACESM Multi Advisor Program as of November 15, 2001, will be eligible to continue to purchase Class Y shares of that fund through the program.

Class Y shares do not pay ongoing distribution or service fees. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES

You can buy the fund's shares through your investment professional at a broker-dealer or other financial institution with which Brinson Advisors has a dealer agreement or through the fund's transfer agent as described below.

If you wish to invest in other Family Funds, you can do so by:

o Contacting your investment professional (if you have an account at a financial institution that has entered into a dealer agreement with Brinson Advisors);

o  Buying shares through the transfer agent as described below;

o  Opening an account by exchanging shares from another Family Fund.

The fund and Brinson Advisors reserve the right to reject a purchase order or suspend the offering of shares.

MINIMUM INVESTMENTS
-------------------
To open an account ..................................................   $1,000
To add to an account ................................................   $  100

-------------------------------==================-------------------------------
                               Prospectus Page 10

-------------------------==============================-------------------------
                        Brinson Tactical Allocation Fund

The fund may waive or reduce these amounts for:

o  Employees of Brinson Advisors or its affiliates; or

o Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the fund's automatic investment plan.

MARKET TIMERS. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as "market timing." When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Brinson Advisors believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Brinson Advisors and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Brinson Advisors believes to be a market timer.

SELLING SHARES

You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment.

If you hold your shares through a financial institution, you can sell shares by contacting your investment professional.

If you purchased shares through the fund's transfer agent, you may sell them as explained below.

If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES

You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date of your original share purchase to determine whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

If you hold your fund shares through a financial institution, you may exchange your shares by placing an order with that institution. If you hold your fund shares through the fund's transfer agent, you may exchange your shares as explained below.

A fund may modify or terminate the exchange privilege at any time.

TRANSFER AGENT

If you wish to invest in any of the Family Funds through the fund's transfer agent, PFPC Inc., you can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check to the transfer agent.

You may also sell or exchange your shares by writing to the fund's transfer agent. Your letter must include:

o  Your name and address;

o  Your account number;

o The name of the fund whose shares you are selling, and if exchanging shares, the name of the fund whose shares you want to buy;

o  The dollar amount or number of shares you want to sell and/or exchange; and

o A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial
-------------------------------==================-------------------------------
                               Prospectus Page 11

-------------------------==============================-------------------------
                        Brinson Tactical Allocation Fund

   institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are:Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not part of these programs.

Applications to purchase shares (along with a check), and letters requesting redemptions of shares or exchanges of shares through the transfer agent, should be mailed to:

   PFPC Inc.
   Attn: Brinson Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

You do not have to complete an application when you make additional investments in the same fund.

PRICING AND VALUATION

The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates its net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

Your price for buying, selling or exchanging shares will be based on the net asset value (adjusted for any applicable sales charges) that is next calculated after the fund accepts your order. If you place your order through a financial institution, your investment professional is responsible for making sure that your order is promptly sent to the fund.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.


-------------------------------==================-------------------------------
                               Prospectus Page 12

-------------------------==============================-------------------------
                        Brinson Tactical Allocation Fund



                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISOR

Brinson Advisors, Inc. is the fund's investment advisor and administrator. Brinson Advisors is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On September 30, 2001, Brinson Advisors was investment advisor, sub-advisor or manager of 24 investment companies with 58 separate portfolios and aggregate assets of approximately $66.3 billion.

PORTFOLIO MANAGER

T. Kirkham Barneby is responsible for the asset allocation decisions for the fund. He has been responsible for the day-to-day management of the fund since February 1995. Mr. Barneby is a managing director and chief investment officer of quantitative investments of Brinson Advisors since 1994.

ADVISORY FEES

The fund paid fees to Brinson Advisors for advisory and administrative services during the last fiscal year at the annual rate of 0.45% of its average daily net assets.

OTHER INFORMATION

The fund has received an exemptive order from the SEC that permits its board to appoint and replace a sub-advisor by appointing an unaffiliated sub-advisor and to amend sub-advisory contracts with unaffiliated sub-advisors without obtaining shareholder approval.


--------------------------------------------------------------------------------

                               DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of the fund's shares, while Class Y shares are expected to have the highest.

You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your investment professional if you prefer to receive dividends in cash.

TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Family Fund, the transaction will be treated as a sale of the fund's shares, and any gain will be subject to federal income tax.

The fund expects that its dividends will consist primarily of capital gain distributions. The fund may also distribute dividends that are taxed as ordinary income. A distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you how you should treat its dividends for tax purposes.


-------------------------------==================-------------------------------
                               Prospectus Page 13

-------------------------==============================-------------------------
                        Brinson Tactical Allocation Fund



                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends).

This information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                                    CLASS A                                            CLASS B
                               ------------------------------------------------  --------------------------------------------------
                                              FOR THE YEARS ENDED                                 FOR THE YEARS ENDED
                                                  AUGUST 31,                                          AUGUST 31,
                               ------------------------------------------------  --------------------------------------------------
                                 2001      2000      1999      1998      1997      2001        2000      1999      1998      1997
                               --------  --------  --------  --------  --------  --------  ----------  --------  --------  --------
Net asset value, beginning
of year .....................  $  35.59  $  31.79  $  23.55  $  22.23  $  16.15  $  34.92  $    31.41  $  23.32  $  22.08  $  16.13
                               --------  --------  --------  --------  --------  --------  ----------  --------  --------  --------
Net investment income
(loss) ......................      0.32@     0.60@     0.15      0.15      0.18@     0.11@       0.33@    (0.04)       --      0.03@
Net realized and
unrealized gains (losses)
from investments ............     (6.45)@    3.92@     8.84      1.47      6.12@    (6.36)@      3.88@     8.73      1.43      6.09@
                               --------  --------  --------  --------  --------  --------  ----------  --------  --------  --------
Net increase (decrease)
from investment
operations ..................     (6.13)     4.52      8.99      1.62      6.30     (6.25)       4.21      8.69      1.43      6.12
                               --------  --------  --------  --------  --------  --------  ----------  --------  --------  --------
Dividends from net
investment income ...........     (0.77)    (0.02)    (0.17)    (0.12)    (0.14)    (0.52)         --     (0.02)    (0.01)    (0.09)
Distributions from net
realized gains from
investment transactions .....     (2.91)    (0.70)    (0.58)    (0.18)    (0.08)    (2.91)      (0.70)    (0.58)    (0.18)    (0.08)
                               --------  --------  --------  --------  --------  --------  ----------  --------  --------  --------
Total dividends and
distributions
to shareholders .............     (3.68)    (0.72)    (0.75)    (0.30)    (0.22)    (3.43)      (0.70)    (0.60)    (0.19)    (0.17)
                               --------  --------  --------  --------  --------  --------  ----------  --------  --------  --------
Net asset value, end
of year .....................  $  25.78  $  35.59  $  31.79  $  23.55  $  22.23  $  25.24  $    34.92  $  31.41  $  23.32  $  22.08
                               ========  ========  ========  ========  ========  ========  ==========  ========  ========  ========
Total investment return(1) ..    (18.89)%   14.37%    38.65%     7.31%    39.26%   (19.54)%     13.54%    37.61%     6.49%    38.14%
                               ========  ========  ========  ========  ========  ========  ==========  ========  ========  ========
Ratios/supplemental data:
Net assets, end of
year (000's) ................  $958,783  $866,956  $702,580  $340,245  $170,759  $935,056  $1,091,107  $964,933  $483,068  $239,836
Expenses to average net
assets, net of waivers
from advisor(2) .............      0.84%     0.84%     0.84%     0.95%     0.99%     1.60%       1.60%     1.59%     1.71%     1.74%
Expenses to average net
assets, before waivers
from advisor ................      0.85%     0.84%     0.84%     0.95%     0.99%     1.61%       1.60%     1.59%     1.71%     1.74%
Net investment income
(loss) to average net
assets, net of waivers
from advisor(2) .............      1.08%     1.77%     0.56%     0.74%     0.88%     0.38%       1.00%    (0.20)%   (0.02)%    0.13%
Net investment income
(loss) to average net
assets, before waivers
from advisor ................      1.07%     1.77%     0.56%     0.74%     0.88%     0.37%       1.00%    (0.20)%   (0.02)%    0.13%
Portfolio turnover rate .....        38%      122%        6%       33%        6%       38%        122%        6%       33%        6%

----------

@    Calculated using the average shares outstanding for the year.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included.

(2) During the years ended August 31, 2000 and August 31, 1999, Brinson Advisors waived a portion of its advisory and administration fees. The ratios excluding the waiver would be the same since the fee waiver represented less than 0.005%.

#    Actual amount is less than $0.005 per share.


-------------------------------==================-------------------------------
                               Prospectus Page 14

-------------------------==============================-------------------------
                        Brinson Tactical Allocation Fund




--------------------------------------------------------------------------------











                     CLASS C                                          CLASS Y
------------------------------------------------  ----------------------------------------------
               FOR THE YEARS ENDED                               FOR THE YEARS ENDED
                   AUGUST 31,                                        AUGUST 31,
------------------------------------------------  ----------------------------------------------
  2001      2000      1999      1998      1997      2001      2000      1999     1998     1997
--------  --------  --------  --------  --------  --------  --------  --------  -------  -------


$  35.14  $  31.60  $  23.45  $  22.18  $  16.12  $  35.92  $  31.99  $  23.68  $ 22.33  $ 16.20
--------  --------  --------  --------  --------  --------  --------  --------  -------  -------

    0.11@     0.34@    (0.06)    (0.01)     0.03@     0.41@     0.71@     0.22     0.21     0.23@


   (6.40)@    3.90@     8.79      1.45      6.11@    (6.50)@    3.95@     8.91     1.49     6.13@
--------  --------  --------  --------  --------  --------  --------  --------  -------  -------


   (6.29)     4.24      8.73      1.44      6.14     (6.09)     4.66      9.13     1.70     6.36
--------  --------  --------  --------  --------  --------  --------  --------  -------  -------

   (0.52)       --   (0.00)#        --        --     (0.87)    (0.03)    (0.24)   (0.17)   (0.15)


   (2.91)    (0.70)    (0.58)    (0.17)    (0.08)    (2.91)    (0.70)    (0.58)   (0.18)   (0.08)
--------  --------  --------  --------  --------  --------  --------  --------  -------  -------


   (3.43)    (0.70)    (0.58)    (0.17)    (0.08)    (3.78)    (0.73)    (0.82)   (0.35)   (0.23)
--------  --------  --------  --------  --------  --------  --------  --------  -------  -------

$  25.42  $  35.14  $  31.60  $  23.45  $  22.18  $  26.05  $  35.92  $  31.99  $ 23.68  $ 22.33
========  ========  ========  ========  ========  ========  ========  ========  =======  =======
  (19.53)%   13.55%    37.58%     6.49%    38.20%   (18.63)%   14.72%    39.03%    7.62%   39.55%
========  ========  ========  ========  ========  ========  ========  ========  =======  =======


$790,704  $868,545  $738,781  $397,767  $233,044  $211,520  $199,095  $129,893  $74,872  $36,467


    1.60%     1.60%     1.60%     1.70%     1.75%     0.56%     0.56%     0.58%    0.67%    0.74%


    1.61%     1.60%     1.60%     1.70%     1.75%     0.57%     0.56%     0.58%    0.67%    0.74%



    0.38%     1.01%    (0.20)%   (0.01)%    0.14%     1.36%     2.09%     0.82%    1.03%    1.16%



    0.37%     1.01%    (0.20)%   (0.01)%    0.14%     1.35%     2.09%     0.82%    1.03%    1.16%
      38%      122%        6%       33%        6%       38%      122%        6%      33%       6%


-------------------------------==================-------------------------------
                               Prospectus Page 15

-------------------------==============================-------------------------
                        Brinson Tactical Allocation Fund


TICKER SYMBOL:       Tactical Allocation Fund Class:    A: PWTAX
                                                        B: PWTBX
                                                        C: KPAAX
                                                        Y: PWTYX
--------------------------------------------------------------------------------

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.

You may discuss your questions about the fund by contacting your investment professional. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:

o For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

o  Free, from the EDGARDatabase on the SEC's Internet website at:
   http://www.sec.gov

















Brinson Investment Trust
Brinson Tactical Allocation Fund
Investment Company Act File No. 811-6292

(C)2001 Brinson Advisors, Inc. All rights reserved.